                                                                           CIENA


                       C&S CORRIDOR-32 LIMITED PARTNERSHIP

                                LEASE AGREEGMENT

                                CIENA CORPORATION

                                  COVER LETTER

                                                         DATED: October 5, 1995

     This Lease Agreement (the "Lease") is made between C&S CORRIDOR-32 LIMITED PARTNERSHIP ("Landlord") and CIENA CORPORATION ("Tenant"), and consists of this Cover Letter, the attached General Terms and Conditions of the Lease Agreement, and any exhibits and/or riders hereto. For purposes of this Lease, the following terms, when used in the attached General Terms and Conditions, shall have the meaning set forth below.

1.  THE PARTIES

    A.  Tenant:  CIENA CORPORATION, a Delaware Corporation

    B.  Tenant's Current Address

             1340-C Ashton Road

             Hanover, MD 21076

    C.  Tenant's Address and Contact at the Premises

             Name:              Joseph R. Chinnici, CFO

             Address:           8530 Corridor Road

                                Savage, MD 21076

    D.  Landlord                C&S Corridor-32 Limited Partnership

    E.  Landlord's Address:
                                2200 Broening Highway, Suite 110
                                Baltimore, Maryland 21224
                                (410) 631-7100  FAX (410) 633-0236

    F.  Landlord's Representative:      Mr. John Knauff

    G.  Managing Agent:         Creaney & Smith Properties, Inc.

    2.  DESCRIPTION OF PREMISES:

        A.    Premises:         50,550 gross square feet, being the entirety of
                                the Building, along with parking spaces more particularly described on the plans by Hoffmann dated September 28, 1995 for the Premises and landscaped areas around the Building, all as shown on Exhibit A.

        B.    Building:         The building located at 8530 Corridor Road,
                                Savage, MD 21076.

                                                    Ciena Cover Letter - Page 1

                                                                          CIENA


        C.    Real Property:    The Building and Lot C-2 as shown on the plat
                                entitled Corridor Industrial Park, Section 1,
                                Parcels C-2, C-3, C-4, a Resubdivision of Parcel
                                C-1, Sheet 1 of 1," which plat is recorded among the Land Records of Howard County, Maryland, as
                                Plat No. 6013, the lot upon which the Building is situated, together with the non-exclusive access rights reflected on such plat as more particularly described in Exhibit G attached hereto and made a part hereof. Lot C-2 contains approximately 4.115 acres, more or less.

        D.    Project           Corridor 32 Business Center

        E.    Permitted Uses:   office, research, manufacturing and storage, and
                                uses incidental thereto

        F.    Project Covenants:   The Project covenants of record are available
                                   for inspection in the offices of the
                                   Landlord.

    3.  TERM:

        A.    Term:   An initial term of six (6) years; one five-year renewal
                      option

        B.    Commencement Date:   January 1, 1996 (as same may be adjusted
                                   pursuant to the provisions of Section 7.4 of the Lease).

        C.    Estimated Commencement Date:   January 1, 1996
              Estimated Expiration Date:     December 31, 2001

    4.  RENT:

        A.    Total Basic Rent Schedule:

                                                                      Monthly
                                     Rate Per          Gross        Installment       Period
                      Period         Square Ft       Square Ft      of Basic Rent     Total
                      ------         ---------       ---------      -------------     -----
    Months              1-12           $9.00          38,850*       $29,137.50      $349,650.00
    Months             13-24           8.57           50,550         36,118.75      433,425.00
    Months             25-36           8.57           50,550         36,118.75      433,425.00
    Months             37-48           8.92           50,550         37,575.67      450,908.00
    Months             49-60           8.98           50,550         37,848.67      454,184.00
    Months             61-72           8.98           50,550         37,848.67      454,184.00

     *Although Tenant will have access to and use of the entire Building, Tenant will not be obligated to pay Basic Rent on the 11,700 square feet portion of the Building (the "Unfinished Space") for the first twelve months of the Lease Term.

        B.     Total Basic rent:    Two Million Five Hundred Seventy-five
                                    Thousand Seven Hundred Seventy-six Dollars
                                    ($2,575,776.00)

        C.     Advance Rent:        Five Thousand Nine Hundred Sixty-four
                                    Dollars and Thirteen Cents ($5,964.13)
                                    representing a portion of the Monthly
                                    Installment of Basic Rent for the first
                                    month of the Term. Tenant and Landlord agree that upon execution of the Lease Tenant's initial deposit currently held in escrow in the amount of $42,082.88 shall be applied first to the Security Deposit and


                                                     Ciena Cover Letter - Page 2

                                                                           CIENA
                                     the balance to Advance Rent.


        D.     Security Deposit:        Thirty-six Thousand One Hundred Eighteen
                                     Dollars and Seventy-five Cents ($36,118.75)

        E.     Rent Commencement Date:  Commencement Date (estimated January 1,
                                     1996)

    5.  RENT ADJUSTMENTS:

        A.     Proportionate Share:  one hundred percent (100%).

        B.     Insurance Base Year:  Ends November 30, 1996.

        C.     Tax Base Year:        Ends June 30, 1997.

        D.     Common Area Expenses: complete passthrough

        E.     Additional Services Expenses:  complete passthrough

    6.  MISCELLANEOUS:

        A.     Broker:   Creaney & Smith Properties, Inc. and Casey and
                         Associates, Inc./Oncor International

        B.     Exhibits: This Lease includes the following Exhibits:

                      Exhibit A - Premises
                      Exhibit B - Schematic Floor Plan
                      Construction Outline Specifications
                             Exhibit C-1 - Tenant's Work
                             Exhibit C-2 - Landlord's Work
                      Exhibit D - Common Area Expenses
                      Exhibit E - Additional Services Expenses
                      Exhibit F - Expansion
                      Exhibit G - Plat of Lot C-2
                      Exhibit H - Landlord's Lien Waiver
                      Schedule 1 - Interval Cleaning Specifications

        C.     Riders:This Lease includes the following Riders:

                      Rider 1 - Renewal Option
                      Rider 2 - Exclusions

        D.     Tenant Improvements:

                      Subject to the other provisions of this Lease, Tenant accepts the Premises together with the improvements to be constructed by Landlord in the Premises. These improvements are designated on the "Schematic Floor Plan" approved by Tenant and attached hereto as Exhibit B, and the "Construction Outline Specifications" approved by Tenant and attached hereto as Exhibits C-1 and C-2. Tenant shall pay Landlord the cost of all Tenant's Work, identified on Exhibit C-1, and the cost of any mutually agreed additional improvements (collectively, the "TI Work"). Landlord shall not incur any costs for which Tenant shall be

                                                     Ciena Cover Letter - Page 3

                                                                           CIENA

                         liable hereunder until the Tenant has approved such costs, which approval shall not be unreasonably withheld, conditioned or delayed, or unless otherwise agreed between the parties. Landlord shall contribute Three Thousand Eight Hundred and Fifty Dollars ($3,850.00) toward said costs, as Landlord's reimbursement to Tenant for preparation of preliminary space planning by Tenant's architect. Payment for the TI Work shall be made within ten (10) days after receipt of an invoice from Landlord, which invoice shall also include such supporting material as Tenant may reasonably request. The invoices shall e submitted as follows: (1) for 50% of the TI Work when 50% is completed; (2) for 40% of the TI Work on the Completion Date; and (3) the balance following substantial completion of any punchlist items.


WITNESS/ATTEST:                                LANDLORD:

                                      C & S Corridor-32 Limited Partnership

                                      By: Creaney & Smith Properties, Inc.,
                                                 Managing Agent


                                      By /s/ C. P. CREANEY                (SEAL)
-----------------------------------      ---------------------------------
                                      Name: C. P. Creaney
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------
                                                   (Please print or type)

                                      Date: 10-15-95               , 1995
                                           ------------------------

                                                     TENANT:

                                      By: /s/ JOSEPH R. CHINNICI          (SEAL)
-----------------------------------      ---------------------------------
                                      Name: Joseph R. Chinnici
                                           -------------------------------------

                                      Title: Vice President & Chief
                                            ------------------------------------
                                                   (Please print or type)

                                      Date: October 5              , 1995
                                           ------------------------




                                                     Ciena Cover Letter - Page 4

                        CIENA CORPORATION LEASE AGREEMENT
                          GENERAL TERMS AND CONDITIONS

                                TABLE OF CONTENTS


1.    LEASED PREMISES........................................................................1
2.    TERM...................................................................................1
3.    RENT AND RENTAL ADJUSTMENTS............................................................2
4.    TELEPHONE, UTILITIES & SERVICES........................................................6
5.    SECURITY DEPOSIT.......................................................................6
6.    USE....................................................................................7
7.    CONSTRUCTION OF TENANT IMPROVEMENTS....................................................7
8.    COMPLIANCE WITH REGULATIONS...........................................................12
9.    MAINTENANCE AND REPAIRS...............................................................13
10.   ACCESS BY LANDLORD....................................................................14
11.   SUBORDINATION.........................................................................15
12.   ATTORNMENT............................................................................15
13.   ESTOPPEL CERTIFICATE..................................................................15
14.   ASSIGNMENT OR SUBLETTING..............................................................16
15.   QUIET ENJOYMENT.......................................................................17
16.   ALTERATIONS OR CHANGES................................................................17
17.   RESTORATION...........................................................................18
18.   CONDEMNATION..........................................................................20
19.   INSURANCE.............................................................................20
20.   TENANT'S DEFAULT......................................................................23
21.   WAIVER OF REDEMPTION..................................................................26
22.   ASSIGNMENT OF LANDLORD'S INTEREST.....................................................26
23.   A.   LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS...................................26
      B.   TENANT'S RIGHT TO PERFORM LANDLORD'S COVENANTS...................................26
24.   WAIVER OF BREACH......................................................................26
25.   NOTICE................................................................................27
26.   SEVERABILITY..........................................................................27
27.   LIMITED PERSONAL LIABILITY............................................................27
28.   ENVIRONMENTAL ASSURANCES..............................................................27

29.   COMMISSIONS...........................................................................30
30.   ATTORNEY'S FEES.......................................................................30
31.   TIME..................................................................................30
32.   ZONING................................................................................30
33.   LIMITED WAIVER OF JURY TRIAL..........................................................30
34.   ARBITRATION...........................................................................31
35.   MISCELLANEOUS.........................................................................31
36.   TENANT'S AUTHORITY....................................................................33
37.   LANDLORD'S AUTHORITY..................................................................33
38.   LENDER'S APPROVAL.....................................................................33
39.   EXPANSION.............................................................................34

Exhibit A - Premises
Exhibit B - Schematic Floor Plan
Construction Outline Specifications
        Exhibit C-1 - Tenant's Work
        Exhibit C-2 - Landlord's Work
Exhibit D - Common Area Maintenance Services
Exhibit E - Additional Services
Exhibit F - Expansion
Exhibit G - Plat of Lot C-2
Exhibit H - Landlord's Lien Waiver

Schedule 1 - Interval Cleaning Specifications

Rider No. 1 - Renewal Option
Rider No. 2 - Exclusions

                                                                           CIENA

                          GENERAL TERMS AND CONDITIONS
                                       OF
                        CIENA CORPORATION LEASE AGREEMENT

        THIS LEASE, made as of this 5th day of October, 1995, by and between Landlord and Tenant.

        WITNESSETH, that the parties agree as follows:

        1. LEASED PREMISES. Landlord leases to Tenant, and Tenant rents from Landlord, the Premises, as shown on Exhibit A, together with the rights of ingress and egress over the driveways and sidewalks leading to and from the Building.

        2. TERM. The Lease Term shall commence on the "Commencement Date", as defined below, and shall end at 11:59 p.m. on the last day of the Term, unless otherwise terminated or extended in accordance with the terms hereof. Each respective period of twelve (12) successive calendar months during the Term or any renewals thereof commencing with the first calendar month of the Term shall be referred to as a "lease year". The first lease year shall include the portion, if any, of the month during which the Commencement Date occurs. See Rider No. 1 - Renewal Option.

               2.1 The Estimated Commencement Date and Estimated Expiration Date are based on the anticipated time needed to construct any Tenant improvements. In the event that Landlord shall be unable, by reason of construction delays or otherwise, to deliver possession of the Premises on the Estimated Commencement Date, then this Lease shall nevertheless continue in full force and effect, and Tenant shall have the right, provided it gives prompt notice thereof to Landlord, to rescind, cancel or terminate the same if possession is not given within one hundred eighty (180) days after (a) execution of this Lease, and (b) satisfaction of the conditions precedent to Landlord's commencement of construction of Tenant Improvements set forth in Section 7 hereof. If this Lease is not so terminated, Tenant's liability for rent shall commence on the date on which Landlord shall deliver possession to Tenant, which date shall thereafter be deemed the "Commencement Date" for all purposes of this Lease. Whether or not Landlord shall deliver possession of the Premises on the Estimated Commencement Date or within said one hundred eighty-day period, Tenant agrees that in no event shall Landlord be liable for damages, if any, sustained by Tenant as a result of Landlord's failure to deliver possession.

               2.2 On or after the Commencement Date upon Landlord's request, Tenant and Landlord shall promptly amend this Lease to specify the dates as of which the Term shall have begun and shall end.

                                                                          CIENA



        3.     RENT AND RENTAL ADJUSTMENTS.

               3.1 Basic Rent: Tenant shall pay Landlord the Total Basic Rent for the initial term, without any deductions or set-offs, and without demand, in the amounts set forth in the Cover Letter of this Lease.

                      (a) Tenant shall pay to Landlord, concurrently with its execution hereof, the Advance Rent. Tenant shall pay the balance of the Total Basic Rent in accordance with the Total Basic Rent Schedule, in advance, commencing on the Rent Commencement Date and on the first day of each month thereafter. If the Rent Commencement Date of this Lease is other than the first day of the month, the Monthly Installment of Basic Rent for the portion of the month in which the Rent Commencement Date occurs and the last month of the Term shall be prorated.

        3.2 ADDITIONAL RENT: Unless specifically stated otherwise in this Lease, the term "Additional Rent" will include all payments or installments due under this Lease (including attorneys' fees), other than the Basic Rent. Tenant covenants to pay all Additional Rent within thirty (30) days after Landlord has notified Tenant of the amount due or as provided in this Lease Agreement. Tenant's obligation for Additional Rent and any unpaid Basic Rent will remain in effect after the termination or expiration of this Lease. Attorney's fees incurred by Landlord hereunder other than as a result of Tenant's Default shall not exceed One Thousand Dollars ($1,000.0.0) per occurrence.

        3.3 All Basic Rent, and any other sums or Additional Rent, accruing under this Lease and not paid within five (5) days after notice of non-payment to Tenant shall bear interest at the rate per annum equal to the prime rate of interest announced from time to time by Mercantile- Safe Deposit and Trust Company plus two percent from the due date until paid. Additionally, any Monthly Installment of Basic Rent or Additional Rent not paid within five
(5) days after notice of non-payment to Tenant shall be considered delinquent and subject to a late payment charge equal to five percent (5%) of the amount which is overdue and payable or Twenty-five Dollars ($25.00), whichever amount is greater. This late payment charge shall be in addition to the interest provided for above and shall be due and payable with the payment of the arrearage. Notwithstanding the foregoing, no notice shall be required to be given to Tenant if Landlord has given such notice to Tenant two (2) times in the preceding twelve months.

        3.4    DEFINITIONS.

        "Real Estate Taxes" shall mean any present or future taxes, general and special, including business park charges, which are levied or assessed against the Real Property, consisting of, without limitation: (a) a tax, assessment, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents payable hereunder; (b) a tax, assessment, (including but not

                                                                           CIENA



limited to any municipal, State, or Federal levy), imposition or charge measured by, or based in whole or in part upon, the Premises and imposed upon the Landlord; or (c) a license fee measured by the Basic Rent payable under this Lease. Any reasonable expenses incurred by Landlord in contesting any tax alteration or increase shall also be included as an item of Real Estate Taxes for the purposes of computing Additional Rent due to Landlord, which expenses, however, shall not exceed fifty percent (50%) of the actual savings from such contest. Real Estate Taxes shall not include (i) income, estate, gift, succession, inheritance, transfer, mortgage, gains, unincorporated business, commercial rent and franchise taxes imposed upon Landlord; (ii) any interest or penalties incurred by Landlord by reason of a late payment of Real Estate Taxes provided Tenant has timely performed its monetary obligations hereunder; (iii) water, sewer, value and sales taxes, rents and/or other similar charges; and,
(iv) any item which is included as Common Area Expenses or Additional Services Expenses.

        "Proportionate Share" shall mean the share of Common Area Expenses, Real Estate Taxes, utilities, or Insurance premiums that are reasonably attributable to Tenant based upon the Tenant's use of and improvements to the Premises. The Proportionate Share shall be the percentage specified in the Cover Letter of this Lease. Notwithstanding the foregoing, Landlord shall be allowed to allocate the reasonable costs of Common Area Expenses such as water charges, trash removal and utility usage based e on actual use of such services by Tenant.

        "Insurance" shall mean all insurance of whatsoever nature kept or caused to be kept by Landlord in connection with its ownership of the Real Property and the Project, equipment, fixtures and other improvements installed and/or owned by Landlord and used in connection with the Building, and/or all alterations, rebuildings, replacements and additions thereto, including, but not limited to, insurance insuring the same against loss or damage by, or abatement of rental income resulting from, fire, and other such hazards, casualties and contingencies (including, but not limited to, liability and indemnity insurance). If Landlord's Insurance covers premises other than the Building, the cost thereof shall be reasonably allocated between the Building and such other premises.

        "Common Area Expenses" shall mean all expenses incurred by Landlord in connection with managing the Real Property and Landlord's maintenance and repair of the common areas of the Real Property, including but not limited to repairs for normal wear and tear of the roof and its various components, such as skylights, parapets, drains, gutters and caulking; monitoring, repairing and payment of all common area public utilities, including water and sewer and other utility infrastructures, including any equipment owned by Landlord and used in connection with such utilities; monitoring and repairing the sprinkler system; maintenance and repair of all exterior landscaping and grounds, including parking areas; snow removal; and exterior Building repairs and maintenance. Common Area Expenses shall also include (i) all those expenses of the Project attributable on a reasonable basis to the Real Property, including, but not limited to, any expenses incurred by Landlord for employees and contractors of Landlord or its affiliate which

                                                                           CIENA



employee expenses shall be pro-rated to the extent such employees also serve other projects and (ii) expenses incurred in providing those services shown on Exhibit D. See Rider No. 2 - Exclusions.

        "Additional Services Expenses" shall mean all expenses incurred by Landlord in connection with providing the Premises with those services shown on Exhibit E and trash removal (including recycling), all reasonable and necessary repair and maintenance to the interior portions of the Building, periodic interval cleaning in accordance with Schedule I attached hereto and incorporated by reference herein and all reasonable and necessary repair and maintenance of the heating, ventilation and air-conditioning systems servicing the Building, including the cost of maintaining a full service contract thereon, together with costs of any other necessary repairs or maintenance required to keep the Premises and appurtenances thereto in good order and condition.

        3.5    RENT ADJUSTMENTS:

               (a) Rent Adjustment - Taxes: if the sum of the Real Estate Taxes for any future fiscal tax year exceeds the Real Estate Taxes for the Tax Base Year, Tenant shall pay to Landlord, as Additional Rent for each whole or partial lease year, an amount equal to its Proportionate Share of the increase. As of the date of this Lease, the tax year is a fiscal year commencing July 1. Landlord shall give Tenant prompt notice of any proposed increase in Taxes and Tenant shall be entitled, at its own expense, and through its own counsel, to participate with Landlord or independently to contest or oppose any such increase. Landlord shall cooperate, but without pecuniary liability, with Tenant as may be reasonably required in any such contest. All refunds, including interest, if any, of Taxes attributable to the Lease Term and which have been paid by Tenant shall belong to Tenant.

               (b) Rent Adjustment - Insurance: If Landlord's premiums for Insurance for any future year exceed the premium for Insurance for the Insurance Base Year, Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Proportionate Share of the increase, for each whole or partial lease year. Landlord shall provide reasonable supporting materials together with the bills provided for in this clause (b) and in clause (a) above.

               (c) Rent Adjustment - Additional Services Expenses and Common Area Expenses: Commencing on the Commencement Date, Tenant shall pay to Landlord as Additional Rent, simultaneously with the payments of Monthly Installments of Basic Rent (or if no Monthly Installment of Basic Rent is due for a particular month, then on the first day of such month), the following amounts:

        1. from the Commencement Date until the earlier to occur of (a) the completion of improvements to the portion of the Unfinished Space which is crosshatched on Exhibit B (the "Shell Space"), or (b) the first day of the second lease year, $1,852.50 per month (calculated on

                                                                           CIENA



the basis of $.52 per rentable square foot of the Premises [other than the Shell Space]) and, thereafter, until further adjusted as set forth below, $2,190.50 per month as one-twelfth of Tenant's estimated Proportionate Share of the Additional Services Expenses; and

        2. commencing on the Commencement Date and continuing throughout the Lease Term until further adjusted as set forth below, the sum of $1,853.50 per month (calculated on the basis of $.44 per square foot of the Premises) as one-twelfth of Tenant's estimated Proportionate Share of the Common Area Expenses. Prior to the Commencement Date, Landlord shall deliver to Tenant a statement of the Common Area Expenses for the period of January 1, 1994 through December 31, 1994.

               At any time during each year, Landlord may revise its estimate of Tenant's Estimated Monthly Proportionate Share of the Common Area Expenses and Additional Services Expenses, and adjust Tenant's monthly installments payable thereafter to reflect such revised estimates. Landlord will give Tenant written notice of any such adjustment, and Tenant will be required to pay such adjusted monthly installments commencing on the first day of the month following Tenant's receipt of such notice.

               Landlord will deliver to Tenant, within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances) after the end of each applicable period, a statement (a "Statement") of the actual Real Estate Taxes (along with a copy of all bills therefore Insurance, Common Area Expenses and Additional Services Expenses (collectively, the "Expenses") for such period, showing Tenant's Proportionate Share thereof. Tenant will pay Landlord or Landlord will credit Tenant's account or pay Tenant if such adjustment is at the end of the Lease Term, within thirty
(30) days after the receipt of such statement, such amounts as may be necessary to adjust Tenant's payments of Tenant's Monthly Proportionate Share of the Estimated Common Area Expenses and Additional Services Expenses for such preceding period so that such payments will equal Tenant's Proportionate Share of the actual expenses for such period.

               Upon reasonable notice, Landlord shall make available for Tenant's inspection and copying at Landlord's office, during normal business hours, Landlord's records relating to the Expenses for the period reflected in such Statement, and all information examined shall be kept by Tenant in the strictest confidence; provided, however, that unless Tenant shall have given Landlord written notice of its exception to any such Statement within one hundred twenty (120) days after delivery thereof, the same shall be conclusive and binding on Tenant; provided further that in the event that Tenant shall give to Landlord written notice of its exception to such Statement within such one hundred twenty (120) day period, Tenant shall nevertheless be obligated to pay the Additional Rent, but shall have the right, following such payment, to contest the amount set forth in such Statement before an arbitrator (pursuant to Section 34 hereof) without being in breach or default of this Lease. Failure of Landlord to provide a Statement

                                                                           CIENA


called for hereunder within the time prescribed shall not relieve Tenant from its obligations hereunder. If such inspection or arbitration shows there to have been an underpayment or an overpayment, the parties shall, within thirty (30) days after such determination, either remit to Landlord, or credit to Tenant's account, as the case may be, such amount.

        4.     TELEPHONE, UTILITIES & SERVICES:

               4.1 Landlord represents that the Premises are, or will be, separately metered for water, sewer, gas and electric. Tenant shall pay on a timely basis to the appropriate supplier (other than for water and sewer, the cost of which shall be paid to Landlord as part of the Common Area Expenses and shall be based on usage as shown by the meter), all charges for telephone, electricity, gas, and other such services or utilities, used, rendered and/or supplied upon or in connection with the Premises.

               4.2 As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall. if and insofar as existing facilities permit, and at Tenant's costs, as set forth above:

                      (a) furnish electricity, heat and air conditioning to the Premises; and

                      (b) furnish Tenant with water (hot and cold) at those points of supply provided for general use of tenancv.

               4.3 Landlord reserves the right, upon reasonable prior notice to Tenant (except in the event of an emergency) at times other than during normal business hours whenever practicable, to temporarily stop service of the heating, air conditioning, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacement or improvements, which in the judgment of Landlord are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply heat, air conditioning, plumbing, cleaning and electric service during said period or when prevented from so doing by energy shortages, laws, orders or regulations of any federal, state, county or municipal authority or by strikes, accidents or by other cause whatsoever beyond Landlord's control. In the event of any cessation of any service herein provided due to any such cause, such cessation shall not be construed to be a constructive eviction of Tenant and shall not excuse Tenant's failing to pay Basic Rent or any other of Tenant's obligations under this Lease. To the extent within Landlord's reasonable control Landlord shall not permanently discontinue service unless required to do so by law or emergency until Tenant is able to obtain alternate service.

        5. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon the execution of this Lease, the Security Deposit for Tenant's full and faithful performance of the terms of this

                                                                          CIENA



Lease. During the Term, for whatever cause, Landlord may use or apply, or retain the whole or any part of the Security Deposit for any obligation of Tenant arising under the terms of this Lease. Any unused portion of the Security Deposit plus any interest actually accrued thereon shall be refunded to Tenant after termination of the tenancy and delivery of possession of the Premises to Landlord. In the event that any part of the Security Deposit is ever utilized by Landlord, Tenant shall deposit with Landlord, a sum equal to the utilized amount within ten (10) days after Landlord's demand therefor.

               The Security Deposit may not be used by Tenant as rent, or as a deduction from the last month's rent. Tenant may not indemnify itself with respect to any violation or default by resort to the Security Deposit.

               In the event of a bona fide sale of the Building, Landlord shall transfer the Security Deposit to the purchaser of the Building for the benefit of Tenant, at which time Landlord shall be released by Tenant from all liability for the return of the Security Deposit. Tenant agrees to look solely to the new landlord or any subsequent successor landlord for the return of the Security Deposit.

               Any reentry of the Premises by Landlord prior to the expiration of the Term of the Lease, where occasioned by default on the part of the Tenant, shall entitle the Landlord to retain the Security Deposit as an additional remedy for such default.

        6. USE. The Premises shall be used only for the purposes set forth in the Cover Letter of this Lease, which uses are deemed approved by the Landlord. Any misuse of the Building or Project by Tenant or its agents shall be considered a material violation of this Lease and Landlord shall have all rights and remedies available to it under this Lease in regard to such violation. Landlord represents that upon Landlord's notice to Tenant that the Premises are ready for occupancy pursuant to Section 7.5 below the Premises may be lawfully occupied by Tenant for the use permitted herein.

               6.1 Parking. Tenant shall have, for Tenant's exclusive use, two hundred parking spaces on the Real Property as shown on Exhibit A. Tenant shall not permit the parking of Tenant or its invitees vehicles so as to interfere unreasonably with the use of any driveway, corridor, footwalk, parking lot or other common area used by other tenants of the Project. Landlord reserves the right to tow, at Tenant s expense, any vehicle violating the parking provisions of this Article.

        7. CONSTRUCTION OF TENANT IMPROVEMENTS. Landlord shall construct the initial Tenant improvements prior to Tenant's occupancy, and such construction shall commence following Tenant's approval of the final Schematic Floor Plan and its incorporation into this Lease as Exhibit B and the Construction Outline Specifications and their incorporation

                                                                           CIENA



into this Lease as Exhibits C-l and C-2 ("Tenant's Approval"). Once commenced, construction shall be prosecuted with due diligence until completion. Tenant shall direct all communication concerning the Schematic Floor Plan, the Construction Outline Specifications or the actual construction solely to Landlord's Representative.

               7.1 The Schematic Floor Plan and Construction Outline Specifications may be modified by the parties provided they mutually agree to
(a) the modifications to be made; (b) the manner in which any additional cost shall be paid or reflected in the Total Basic Rent; and (c) modifications of the schedule for the construction of Tenant improvements and of the Estimated Commencement Date. To the extent that such modifications result in increased expenses, such expenses will be paid by Tenant at the time of such modification, and decreases in expenses resulting from such modifications shall be credited to Tenant.

               7.2 All improvements now or hereafter constructed, except movable furniture and trade fixtures and those improvements described on Exhibit C-1 (the "Initial Tenant Improvements") put in at the expense of Tenant, shall be the property of Landlord and shall remain with the Premises at the termination of this Lease without molestation or injury; provided, however, that Landlord may elect, at the time it approves the plans therefor, to require Tenant to remove all or any part of said Tenant improvements (other than the Initial Tenant Improvements except as hereinafter provided) at the expiration of this Lease, in which event such removal shall be done at Tenant's sole cost and expense. Tenant shall, at its sole cost and expense, repair any damage to the Premises and/or the Building caused by the removal of its personalty. The Initial Tenant Improvements shall be deemed to be owned during the Term by Tenant but shall not be removed or altered by Tenant without Landlord's prior approval, to the extent required under this Lease, and shall remain with the Premises at the termination of this Lease. Notwithstanding the foregoing, Tenant shall remove all Initial Tenant Improvements from the area crosshatched on Exhibit B and shall restore such area to its condition prior to such removal.

               7.3 Provided this Lease and all Exhibits are fully executed on or before noon on October 1, 1995, Tenant shall have access to the Premises beginning on or about November 6, 1995 for cabling and computer installation; provided that (i) Tenant shall give advance verbal notice to Landlord of at least one working day but not more than ten days of its intention to seek such access; (ii) neither Tenant nor Tenant's employees, contractors, agents, or representatives shall interfere with Landlord's construction of the Tenant improvements (and if such interference occurs and the Completion Date is delayed as a result, the Completion Date shall be deemed to have occurred one day earlier than it actually occurs for each day the construction of the Tenant improvements is delayed due to such interference); (iii) all cabling and installation of fixtures shall be approved in advance by Landlord and shall be done under the general supervision of Landlord; and (iv) all terms of this Lease shall be deemed to be in effect as of the first day hereunder except for Sections 3.1, 3.5 and 4.1. Tenant agrees to indemnify and hold harmless

                                                                           CIENA



Landlord for any damage or personal injury which may occur as a result of Tenant s entry into the Premises prior to the Commencement Date. Tenant shall deliver to Landlord evidence of the insurance required to be maintained by Tenant pursuant to Section 19 of this Lease prior to Tenant's entry into the Premises.

               7.4 Upon substantial completion of the Tenant improvements such that the Premises are in a condition suitable to permit installation of Tenant's manufacturing equipment, Landlord shall notify Tenant that the Premises are ready for occupancy. Landlord shall then arrange a joint inspection of the Premises during which Landlord and Tenant shall develop a mutually agreeable list of any items to be completed (the "Punchlist"). Agreement to and completion of those items on the Punchlist which materially interfere with Tenant's use or occupancy of the Premises, if any, shall establish the "Completion Date" which is estimated to be on December 4, 1995. If the Completion Date occurs later than December 4, 1995, other than as a result of Tenant's fault, the Commencement Date shall be deferred one (1) day for every two (2) days between December 4, 1995 and the actual Completion Date. The occurrence of the Completion Date, with the exception of those remaining minor items contained in the Punchlist, conclusively shall establish that as of the Commencement Date the Premises (a) are in good and satisfactory condition, subject to Landlord's Warranty set forth in Exhibit C-2; (b) have been accepted by the Tenant; (c) have been completed in accordance with the Schematic Floor Plan and Construction Outline Specifications; and (d) in such event, shall establish the Commencement Date of this Lease. If any remaining minor Punchlist item is not completed by Landlord within a reasonable period of time after notice thereof from Tenant, Tenant may complete same and offset any cost incurred as a result thereof against Tenant's remaining construction payment obligations to Landlord.

               7.5 Leasehold Mortgages. Provided the terms of any leasehold mortgage are acceptable to Landlord's lenders (the "Superior Lienholders"), Tenant shall have the right to mortgage its interest in this Lease, provided that no holder of any mortgage of Tenant's interest in this Lease, nor anyone claiming by, through or under such mortgagee, shall, by virtue thereof, except as specifically provided in this Article, acquire any greater rights under this Lease than Tenant has.

        The Tenant or the leasehold mortgagee shall provide to Landlord and the Superior Lienholders a final draft of any such mortgage for review and approval by such Superior Lienholders prior to the execution and delivery thereof.

        If Tenant shall mortgage its interest under this Lease, then, at the option of Tenant, as long as any leasehold mortgage shall remain unsatisfied of record, notwithstanding any other provision contained in this Lease:

                      (a) There shall be no cancellation, surrender, acceptance of surrender or modification of this Lease without the prior written consent of such leasehold mortgagee;

                                                                           CIENA



                      (b) Provided Tenant has given Landlord written notice of the necessary addresses, Landlord shall, upon serving upon Tenant any notice of default or termination pursuant to the provisions of or with respect to this Lease, at the same time serve a copy of such notice upon the holder of such leasehold mortgage, and no such notice to Tenant shall be deemed to have been duly given unless and until a copy thereof has been so served. Such leasehold mortgagee shall, upon being given a copy of a notice of default, have any and all rights of Tenant with respect to the curing of such default, including, but not limited to, the same period, after service of such notice upon it, for remedying the default or causing the same to be remedied as is given Tenant after service of such notice upon it;

                      (c) Such leasehold mortgagee, in case Tenant shall be in default hereunder, shall have the right, within the aforesaid period and otherwise as herein provided, to remedy such default, or cause the same to be remedied on Tenant's behalf, and Landlord shall accept such performance by, or at the instigation of, such leasehold mortgagee as if the same had been performed by Tenant;

                      (d) To the extent the time by which such leasehold mortgagee may cure any default by Tenant reasonably requires that said mortgagee be in possession of the Premises to do so, such cure period shall be deemed extended to include the period of time required by said mortgagee to obtain such possession with due diligence, provided, however, that during such period all other obligations of Tenant under the Lease, including payment of Base Rent and Additional Rent, are being duly and timely performed;

                      (e) Anything herein contained notwithstanding, if an event or events of default shall occur which shall entitle Landlord to terminate this Lease and if, before the expiration of fifteen (15) days after the date of service of notice of termination, such leasehold mortgagee shall have paid to Landlord all Base Rent and other payments herein provided for, if any, then in default, and shall have complied or shall be engaged in the work of complying with all the other requirements of this Lease, if any, then in default, then, in such event, Landlord shall not be entitled to terminate this Lease, and any notice of termination theretofore given shall be null and void and of no force or effect, provided, however, that such loss of entitlement shall in no way affect, diminish or impair any right of Landlord under this Lease to terminate this Lease or to enforce any other remedy upon the nonpayment of any such Base Rent and Additional Rent thereafter payable by Tenant or upon any other subsequent default in the performance of any of the obligations of Tenant hereunder:

                      (f) Landlord agrees that such leasehold mortgagee may be named as an insured, as its interest may appear, in any and all insurance policies required to be carried by the Tenant hereunder or by Landlord (if Tenant is required to be named as an insured on such policies);

                      (g) If an action or proceeding shall be brought to foreclose the leasehold

                                                                           CIENA



mortgage, due notice of the commencement thereof will be given to the Landlord and to all Superior Lienholders, and true copies of the summons and complaint and true copies of all interlocutory and final judgments entered in such action or proceeding will be served upon Landlord and such Superior Lienholders:

                      (h) No leasehold mortgagee shall become liable under the provisions of this Lease unless and until such time as it becomes, and then only for as long as it remains, the owner of Tenant's leasehold estate and only to the extent, if any, that Tenant would be liable hereunder;

                      (i) in the case of the termination of this Lease by reason of the happening of any default, Landlord shall give notice thereof to each leasehold mortgagee who shall become entitled to notice and who has provided Landlord with its address for notices, and shall specify in such notice the amount of Base Rent and other sums and charges due to Landlord as of the date of termination. Landlord shall, on written request of such leasehold mortgagee made at any time within thirty (30) days after the giving of such notice by Landlord, enter into a new lease of the Premises with such leasehold mortgagee, or its designee, within twenty (20) days after receipt of such request, which new lease shall be effective as of the date of such termination of this Lease for the remainder of the term of this Lease, upon the same terms, covenants, conditions and agreements as are herein contained; provided that such leasehold mortgagee shall (i) contemporaneously with the delivery of such request pay to Landlord all the installments of Base Rent and all other sums and charges due hereunder as specified in the aforesaid notice from Landlord; (ii) pay to Landlord at the time of the execution and delivery of said new lease any and all sums for Base Rent and other sums and charges which would have been due hereunder from the date of termination of this Lease (had this Lease not been terminated) to and including the date of the execution and delivery of said new lease, together with all expenses, including reasonable attorneys' fees, incurred by Landlord in connection with the termination of this Lease and with the execution and delivery of such new lease, decreased by the excess, if any, of all sums received by Landlord from any subtenants in occupancy of any part or parts of the Premises up to the date of commencement of such new lease over expenses incurred by Landlord in operating the Premises or increased by the excess, if any, of expenses incurred by Landlord in operating the Premises over all sums received by Landlord from any subtenants in occupancy of the Premises up to the date of commencement of such new lease, as the case may be; and (iii) on or prior to the execution and delivery of said new lease, agree in writing that, promptly following the delivery of such new lease, such leasehold mortgagee or its designee will perform or cause to be performed all of the other covenants and agreements herein contained on Tenant's part to be performed to the extent that Tenant shall have failed to perform the same to the date of delivery of such new lease. Nothing herein contained shall be deemed to impose any obligation on the part of Landlord to deliver physical possession of the Premises to such leasehold mortgagee unless Landlord at the time of the execution and delivery of such new lease shall have obtained physical possession thereof; and

                      (j) In the event that there shall at any time be more than one leasehold

                                                                          CIENA



mortgagee entitled to exercise any of the foregoing rights, the leasehold mortgagee holding the leasehold mortgage most junior in lien which shall have fully paid and discharged all such leasehold mortgages which were prior to it shall have priority over the other leasehold mortgagees with regard to such rights or, if no leasehold mortgagee has been so discharged, the leasehold mortgagee holding the leasehold mortgage most senior in lien shall have such priority.

                      (k) Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no right to consent to the assignment of this Lease to a purchaser in foreclosure of any previously approved leasehold mortgage given by Tenant, or to any leasehold mortgagee or its designee in lieu of such foreclosure

                      (l) The provisions of this Section 7.5 shall also apply to any collateral assignment by Tenant of its interest under this Lease.

                      (m) if required by any leasehold mortgagee, and notwithstanding anything to the contrary contained herein, Tenant shall have the right to record a memorandum or other evidence of this Lease provided that it pays all taxes payable in connection with such recordation.

                      (n) Nothing in this Lease shall be deemed to prohibit the financing by Tenant of, and the granting of a lien on, any of its personal property or any of the Initial Tenant Improvements, so long as. in the case of the Initial Tenant Improvements, the lender is not given any rights that are inconsistent with the provisions of the penultimate sentence of Section 7.2 and the provisions of this Section 7.5 are fulfilled, and, as to any personal property, the lender is not given any rights that are inconsistent with the provisions of Section 14. Subject to the above provisions, Landlord agrees to reasonably cooperate with Tenant, without any pecuniary obligation therefor, in Tenant's efforts to procure financing for the Initial Tenant Improvements and agrees to execute and deliver to Tenant the Waiver, hereinafter defined in
Section 14, incorporating such modifications and additions to the form of Waiver as such lender shall request, provided the same are not materially adverse to Landlord.

        8.     COMPLIANCE WITH REGULATIONS:

               8.1 Compliance with Governmental Regulations and Private
Covenants: Tenant shall, at its sole expense, continually comply with all Federal, State, and local laws, codes, ordinances, administrative and court orders and directives, rules, and regulations and those private covenants recorded in Liber 733 at folio 726 et am. (the "CC and R's") or any other private covenants of which Tenant receives actual knowledge applicable to Tenant's use and occupancy of the Premises, as are now or may (except in the case of private covenants unless Tenant's consent has been obtained thereto, which consent shall not be unreasonably withheld with respect to private covenants not materially adverse to Tenant's rights hereunder) be subsequently in effect during the Term. Landlord represents that is has not, during its ownership of the Real Property, entered into any private covenants other than the CC and R's. Landlord represents that as of the

                                                                           CIENA



Completion Date, to the best of Landlord's actual knowledge, the Premises will comply with the CC and R's and all applicable laws, including the Americans with Disabilities Act and laws relating to asbestos and asbestos containing materials. Tenant shall be entitled, at its own expense, and through its own counsel, to independently contest, appeal, oppose or otherwise defer compliance with any law imposed after the Completion Date, provided, however, that as a result of Tenant's non-compliance Landlord is not subjected to criminal or civil prosecution and the Project is not materially adversely affected thereby. Landlord shall cooperate, without pecuniary liability, with Tenant as may be reasonably required in any such contest. Landlord shall be responsible for undertaking improvements to the Premises necessary to comply with laws (the costs of which shall herein be referred to as the "Government Compliance Costs"). if such Government Compliance Costs are not capital in nature. as reasonably determined under sound accounting principles, they shall be paid for by Tenant unless the noncompliance exists on the date hereof. If such Government Compliance Costs are capital in nature, as reasonably determined under sound accounting principles (the "Capital Government Compliance Costs"), such Capital Government Compliance Costs shall be amortized over such period of time as may be reasonable under the circumstances of such particular improvements and the portion of such amortized costs, together with the interest on the unamortized balance at a fluctuating annual rate that is at all times equal to l 't2% over the prime interest rate as determined from time to time by Citibank, N.A., falling within the Lease Term shall be paid by Tenant as a part of Common Area Expenses unless the noncompliance exists on the date hereof. Notwithstanding anything set forth above, any Government Compliance Costs incurred in removing Hazardous Substances from the Premises shall be deemed a Capital Government Compliance Cost which shall be amortized as aforesaid unless the noncompliance exists on the date hereof.

               8.2 Compliance with Rules and Regulations: Tenant shall also comply with all rules and regulations announced by Landlord from time to time applicable to the Project provided same do not materially adversely affect Tenant's use of the Premises as permitted hereby and are enforced uniformly among all tenants of the Project.

        9.     MAINTENANCE AND REPAIRS.

               9.1    Tenant's Obligations

               (a) Tenant shall, at its sole expense, maintain its personal property in the Premises, fixtures and appurtenances including, without limitation, the repair and replacement of appliances and equipment installed specifically for Tenant such as refrigerators, disposals, or trash compactors. Tenant shall take good care of the Premises, fixtures and appurtenances, and shall suffer no waste or injured to the Premises.

               (b) In order that the Premises may be kept in a good state of preservation and cleanliness, Tenant shall, during the Term of this Lease, contract with a contractor approved by

                                                                           CIENA



Landlord which approval shall not be unreasonably withheld or delayed to take care of and clean the interior of the Premises on a daily basis. Landlord shall not be responsible to Tenant for loss of property or for any damage done to the furniture or other property of Tenant by the Landlord or any of its employees or agents or any other persons or firms except where proof of Landlord's responsibility for such damage or loss of property is established.

               (c) Landlord shall, at Tenant's expense, but subject to Landlord's Warranty as set forth in Exhibit C-2, make all repairs to the Premises, fixtures and appurtenances necessitated by the fault of the Tenant, its agents, employees or invitees. At or before the end of the Lease Term, as reasonably determined by Landlord, any and all damage to the Premises or the Building, caused by the installation or removal of furniture or other property, shall be repaired by Landlord at Tenant's expense. The cost of any repairs to be made by Landlord under this Lease resulting from the fault or negligence of Tenant shall include a reasonable fee for Landlord's supervision of such repairs.

               (d) Upon the termination of the Lease, Tenant will leave the Premises broom swept and clean, and at least in the same good condition (reasonable wear and tear and insured casualty damage excepted) as when the Lease Term began. Tenant will remove all of its property and possessions from the Premises except to the extent provided by Section 7 above, within ninety
(90) days after the termination of this Lease.

               9.2    Landlord's Obligations.

               (a) Landlord will provide, in a high quality manner consistent with the use of the Premises as a corporate headquarters, at Tenant's cost, the Additional Services and those services described in the definition of Common Area Expenses.

               (b) Landlord may, but will not be obligated to, make such repairs, alterations, or improvements as it or its authorized representatives deem necessary for the safety or preservation of the Building or for any other reasonable purpose upon reasonable prior notice to Tenant (except in the case of an emergency) and in such a manner as to not unreasonably interfere with Tenant's business. Basic Rent will not abate while Landlord is exercising any of its rights under this Article.

               (c) Landlord agrees, at Tenant's costs, to make all necessary repairs to keep the Premises and appurtenances thereto in good order and condition within a reasonable time after it shall receive written notice from the Tenant of the need of such repairs.

               9.3 Landlord's Failure to Repair. Anything contained in this Lease to the contrary notwithstanding, Landlord shall not be obligated to make any repairs to the interior of the Building, nor shall it be liable to Tenant or any other person, for any claim or injury arising

                                                                           CIENA



out of Landlord's failure to make any such repairs under the terms of this Lease, unless Tenant gives Landlord prompt written notice of the condition requiring repair upon discovery and Landlord has not made a timely effort to effect the needed repair. Upon discovery, Tenant shall also give Landlord prompt written notice of any condition requiring repair to the exterior of the Building and common areas of the Premises.

        10. ACCESS BY LANDLORD. Landlord and its agents shall have the right at all reasonable times, upon reasonable prior notice to Tenant and within the company of Tenant's representative (except in the event of an emergency), during the Term to enter the Premises for the purpose of inspecting the Building, performing maintenance and repairs or for any other reasonable purpose. Whenever practicable, Landlord shall use reasonable efforts to avoid interfering with Tenant's business and should perform all work after business hours or during business hours reasonably designated by Tenant. Except as reasonably necessary, Landlord shall not store materials or equipment in the Premises. Landlord may show both the interior and exterior of the Premises to prospective tenants or purchasers at any time during the Term and place "For Rent" signs on the Premises during the last four (4) months of the Term

        11. SUBORDINATION. This Lease shall be subject to and subordinate at all times to the lien of any mortgage, deed of trust, or financing statement now or hereafter made on the Premises, and to all advances made or hereafter to be made. This subordination provision shall be self-operative and no further instrument of subordination shall be required. Notwithstanding the foregoing, this Lease shall not be subordinate to any future mortgage or deed of trust unless the mortgagees or beneficiary thereunder deliver to Tenant a non-disturbance agreement reasonably acceptable to the Tenant. Prior to the Commencement Date, Landlord agrees to furnish to Tenant a list identifying any mortgages or ground leases affecting the Premises. Landlord represents that, as of the date hereof, to the best of its actual knowledge, Landlord is not in default, and no condition has occurred which would constitute a default, under any mortgage affecting the Premises.

        12. ATTORNMENT. Tenant shall, upon the termination of Landlord's interest in the Premises and upon request, attorn to the person or entity that holds title to the reversion of the Premises (the "Successor") and to all subsequent Successors. Tenant also will pay to the Successor all rents and other sums required to be paid by Tenants and perform all of the other covenants, agreements and terms required of Tenant under this Lease.

        13. ESTOPPEL CERTIFICATE. Tenant shall, during the Term of this Lease, execute, acknowledge and deliver to Landlord, or to any entity Landlord shall designate, within ten (10) business days after written notice by Landlord pursuant to Section 25 hereof, a certified written estoppel certificate in the form reasonably required by Landlord's lender or any prospective lender or purchaser. Any statement delivered pursuant to this Article 12 may be relied upon by any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any

                                                                           CIENA



prospective assignee of any mortgagee. If Tenant fails to deliver the statement to Landlord within ten (10) business days after Landlord's notice, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord and that there are no uncured defaults in Landlord's performance. Furthermore, in the event Tenant's failure to deliver the statement to Landlord within the ten (10) business day period results in (i) Landlord being placed in default by its lender under its financing for the Building or (ii) Landlord's inability to close any loan which it is negotiating, Tenant may, at Landlord's sole discretion, be deemed in default of this Lease and Landlord shall have all rights and remedies available to it under this Lease in regard to a default.

        If at any time during the Lease Term, Tenant's lender or a permitted assignee requires Tenant to provide it an estoppel certificate from Landlord, then within ten (10) business days after written notice from Tenant's lender or such assignee for same pursuant to Section 25 hereof, Landlord shall provide a certified written estoppel certificate addressed to said lender or such assignee, certifying as to whether to Landlord's knowledge: (i) this Lease is in full force and effect; and (ii) Tenant is not in breach of this Lease (and if Tenant is in breach, the nature of the breach). The estoppel certificate may not be relied upon by anyone other than Tenant's lender or any permitted assignee. Notwithstanding the foregoing provisions, Landlord shall not be required to provide an estoppel certificate if Landlord has already provided one to the party requesting the same in the twenty-four (24) months preceding the request for an estoppel certificate.

        14. ASSIGNMENT OR SUBLETTING. Tenant is the only party that may use or occupy the Premises. No assignment of this Lease or subletting of all or any part of the Premises is permitted without the prior written consent of Landlord. The granting of such consent will not be unreasonably withheld or delayed with respect to the type of Assignment described in clauses (I) and (2) in the following subparagraph so long as the proposed assignee is no less creditworthy and as experienced in operating the business which will be operated in the Premises as is Tenant with respect to its business as of the date hereof.

               The foregoing restriction will include, but not be limited to, the following (all of which will be deemed to be an "Assignment"): (1) any assignment of this Lease or a subletting of the Premises; (2) any permission to a third party to use all or part of the Premises; (3) any mortgage or other encumbrance of this Lease or of the Premises except as specifically permitted pursuant to Section 7.5 above or in this Section; (4) the appointment of a receiver or trustee of any of the Tenant's property unless said appointment is vacated within ninety (90) days; and (5) any assignment or sale in bankruptcy or insolvency. An Assignment shall not include and no consent of Landlord shall be required to the sale of stock or other equity interest in Tenant.

               Although an Assignment includes an assignment of the Lease to any successor entity as a result of merger, consolidation or sale of all, or substantially all, of the assets of Tenant (a "Transfer") or to any subsidiary, parent or affiliated corporation or other entity of

                                                                           CIENA



Tenant (a "Related Company") no consent of Landlord thereto shall be required provided such Related Company or the entity resulting from the Transfer (the "Successor Tenant") shall have a creditworthiness comparable to that of Tenant as of the date of the Transfer. All other provisions of this Section 14 shall, however, apply to such Transfer or Related Party transaction. Notwithstanding the foregoing, no creditworthiness test will be required if, (a) following such Related Company transaction, Tenant remains fully liable on the Lease; or (b) the Successor Tenant or the Related Company provides Landlord with additional security in form and substance reasonably acceptable to Landlord (not in any event to exceed, in the aggregate, an amount equal to nine (9) months of Basic
Rent).

               Even if Landlord consents to an Assignment, Tenant will remain primarily liable under this Lease. Also, Tenant will bear all reasonable legal costs actually incurred by Landlord in connection with Landlord's review of documents concerning an Assignment, whether or not Landlord consents to it. Landlord's consent to a specific Assignment does not waive Landlord's right to withhold consent to any future or additional Assignment. Tenant will give Landlord notice of its intention to make an t Assignment at least fifteen (15) days prior to such Assignment, which notice will contain such details as Landlord may reasonably request (the "Details"). If Tenant intends to Assign this Lease, Landlord may terminate this Lease by giving written notice to Tenant within thirty (30) days after Landlord has received written notice from Tenant of an intended Assignment and Tenant has provided all requested Details.

               If the amount of rent and other sums received by Tenant in the nature of rent under any Assignment other than to a Related Company is more than the Rent due from Tenant under this Lease, then, after reimbursing Tenant for amounts paid toward Tenant Improvements, and other Tenant improvements to the Premises, reasonable brokerage and legal fees, transfer taxes, if any, or other tenant concessions or incentives (which reimbursement will be amortized over the Lease Term), Tenant will pay the remaining excess to Landlord on a monthly basis and promptly upon Tenant's receipt of such excess amounts. The foregoing shall not apply to transactions which do not require Landlord's consent under the foregoing provision of this Article 14.

               If, without Landlord's consent, this Lease is Assigned, or if the Premises are occupied or used by any party other than Tenant, a Related Company, or an entity resulting from a Transfer, then and payable by Tenant upon receipt of an invoice. If Tenant defaults, Landlord may collect rent from the assignee, subtenant, occupant or user (the "Assignee") of the Premises and apply it towards the Rent due under this Lease. Such collection will not be deemed an acceptance of the Assignee as tenant, will not waive or prejudice Landlord's right to initiate legal action against Tenant to enforce Tenant's fulfillment of its obligations under this Lease and will not release Tenant from such obligations.

               No assigning of this Lease or subletting of the Premises shall release or be deemed


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to release the assignor or sublessor from liability under this Lease for the defaults of any successor assignee (immediate or remote) or any subtenant.

               Notwithstanding anything contained herein to the contrary, Tenant shall have the right to grant to a lender a security interest in any of Tenant's personal property, trade fixtures, furniture, equipment and capital improvements to the extent same are personalty ("FF&E") located in the Premises. In the event that Tenant elects to so encumber such FF&E, Landlord shall, within twenty (20) days after (a) Tenant's request for a Waiver and (b) the date Tenant provides all details with respect to Tenant's proposed financing as reasonably requested by Landlord, execute and deliver a waiver of "landlord's" or other statutory or common law liens of Landlord securing payment of rent or performance of any other of Tenant's covenants under this Lease ("Waiver"). Such Waiver shall be in substantially the form attached hereto as Exhibit H. and, if required by the terms of any existing financing liens on the Real Property, shall otherwise be acceptable to the entities secured thereby. Such Waiver shall include such other terms as may be reasonably requested by the proposed FF&E lender.

        15. QUIET ENJOYMENT. Upon payment of Basic Rent and Additional Rent and performance by Tenant of all covenants on Tenant's part to perform under this Lease within any applicable cure period, Tenant shall have and hold the Premises, free from any interference from Landlord and any person lawfully claiming through or under Landlord except as may be otherwise provided.

        16.    ALTERATIONS OR CHANGES.

               16.1 Tenant shall not make any alterations, improvements, or changes (collectively the "Changes") of any kind to the Premises without securing the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed as long as the Changes are not unlawful or would not materially reduce the value or utility of the Premises, in Landlord's reasonable opinion, and which consent shall be evidenced by a separate agreement between Landlord and Tenant setting forth the terms and conditions of making such Changes, and the terms of payment therefor. All Changes shall be completed in a prompt and workmanlike manner and shall not materially alter the character or use of the Building. Notwithstanding anything to the contrary set forth above, Tenant shall have the right to make interior non-structural Changes to the Premises so long as the Changes do not diminish the value of the Premises and so long as Landlord is given prior notice of the Changes Tenant intends to make.

               16.2 Landlord shall construct the Shell Space at Tenant's sole cost and expense, in accordance with plans and specifications submitted by Tenant for Landlord's consent, which consent shall not be unreasonably withheld or delayed and shall not be withheld if said plans and specifications are substantially similar to the Schematic Floor Plans and Construction Outline Specifications regarding the initial Tenant improvements. Landlord shall seek bids for such work


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                                                                           CIENA



from competing contractors, and the bids selected shall be the ones reasonably acceptable to Landlord and Tenant. No construction of the Shell Space shall commence until Tenant and Landlord have agreed to the costs thereof. Upon completion of same by Landlord, Landlord shall represent, to the best of Landlord's actual knowledge. that the Shell Space complies with all applicable laws, including the Americans with Disabilities Act.

        17.    RESTORATION.

               17.1 Premises Rendered Partially Untenantable: If, during the Term, (i) the Building is damaged or destroyed by fire, storm, or other casualty, or (ii) a portion of the Building is ordered by a duly constituted public authority to be demolished, razed or altered due to deterioration or unsafe condition (collectively the "Listed Causes") but in either event not to the extent that Tenant, in its reasonable determination, is prevented from carrying on its business in the Premises, Landlord shall promptly restore the Premises to the condition existing immediately prior to the casualty. If the damage renders a material portion of the Premises unusable by Tenant, or if access to the Premises is materially impaired, the Basic Rent and Additional Rent shall be apportioned from and reduced during the period of unusability by the same percentage by which the unusable area bears to the Premises.

               Notwithstanding anything to the contrary contained in this Subsection 17.1, if during the last ten months of the Lease Term, fifty percent (50%) or more of the Premises is destroyed, whether covered by insurance or not, either party may elect to cancel and terminate this Lease by giving written notice of its election to the other party within thirty (30) days after the date of such destruction. However, regardless of any such notice of termination from Landlord to Tenant, this Lease shall not be so terminated if Tenant exercises its renewal option hereunder by written notice to Landlord within five (5) business days after Landlord's notice to terminate and in any event within the time set forth in Rider No. 1. In such event, this Lease shall remain in full force and effect and Landlord shall proceed with repair and restoration of the Premises to the extent prescribed herein.

               17.2 Premises Rendered Wholly Untenantable: If, during the Term, the Building is destroyed or so damaged by any of the Listed Causes to such an extent that Tenant, in Tenant's reasonable determination, is prevented from carrying on its business in the Premises (a "total destruction"), Landlord shall restore the Premises. Notwithstanding the aforesaid, if Landlord is not able to use insurance proceeds for such restoration and the reasonably estimated cost of restoration exceeds $2,000,000.00, Landlord may terminate the Lease. Landlord shall exercise this option by giving written notice to Tenant within thirty (30) days after the casualty. In the event of termination, Tenant shall be required to surrender the Premises as soon as possible and Basic Rent and Additional Rent shall abate from and be apportioned to the date of the casualty. If the Landlord restores the Premises, the restoration shall be completed as promptly as reasonably possible, and the Basic Rent and Additional Rent shall be apportioned from and abate during the


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                                                                           CIENA



period of restoration until the date when Tenant is able to make reasonable use of the Premises.

               Notwithstanding the provisions of this Subsection 17.2, within sixty (60) days after the date of total destruction of the Premises, Landlord shall obtain from Landlord's architect or contractor an estimate of the time which will be required to repair the Premises. Landlord shall promptly communicate said estimate to Tenant. In the event that said estimate of time exceeds One hundred eighty (180) days (provided Landlord is able to provide reasonably satisfactory alternate premises to Tenant in Howard County or Anne Arundel County, Maryland within a fifteen (15) mile radius of the Premises and at no greater rent than Tenant is then paying hereunder) or ninety (90) days (if no alternate space can be provided) from the date of such destruction, then Tenant shall have the right, within ten (10) days after receipt of said estimate, to terminate this Lease without any further liability or obligation on the part of the parties hereto for obligations thereafter accruing, provided that Tenant shall give written notice to Landlord within said ten (10) days and that no Event of Default exists hereunder.

               17.3 Notwithstanding subsections 17.1 and 17.2, but subject to
Section 19.4, if the partial or total damage or destruction is due to the fault, negligence, or other willful misconduct of Tenant, its agents, employees or visitors, the damage shall be repaired by Landlord at Tenant's expense except in such cases as Landlord, in its sole discretion, shall decide not to repair or rebuild the Building or the Premises and there shall be no apportionment or abatement of Rent.

               17.4 No liability shall accrue to Landlord for delay in commencing or completing any repairs or restoration to either the Premises or the Building caused by adjustment of insurance claims governmental requirements or any cause beyond Landlord's reasonable control. Nothing in this Section 17.4 shall affect the termination and abatement rights hereinabove provided.

               17.5 No termination, pursuant to this Article 17, shall release Tenant from any liability to Landlord or from any of the obligations or duties imposed on Tenant prior to any termination.



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                                                                           CIENA



        18.    CONDEMNATION.

               18.1 If during the Term, all or a substantial part of (i) the Premises, (ii) the means of ingress and egress thereto, or (iii) the means of obtaining services or utilities to which Tenant is entitled is taken by eminent domain, this Lease shall terminate as of the date of taking, and the Basic Rent and Additional Rent shall be apportioned to and abate from that date. Tenant shall have no right to participate in any award or damages for any such taking and hereby assigns all of its right, title and interest therein to Landlord. For purposes of this Article, "a substantial part of the Premises" shall mean so much of the Premises as to render the remainder inadequate and not practicably capable of repair so as to permit Tenant to carry on its business to substantially the same extent and with substantially the same efficiency as before the taking.

               18.2 if, during the Term, less than "a substantial part of the Premises" or the means of ingress and egress thereto is taken by eminent domain, this Lease shall remain in full force and effect and Tenant shall have no right to participate in any award or damages for the taking. Landlord shall, at its expense, up to but not in excess of the amount of the award of damages received, promptly make all necessary repairs and improvements needed to make the remainder of the Premises adequate to permit Tenant to carry on its business to substantially the same extent and the same efficiency as before the taking. If, as a result of any taking, a part of the Building is rendered permanently or temporarily unusable, the Basic Rent and Additional Rent shall be reduced by a fair and reasonable amount, not, however, to exceed the proportion by which the portion of the Premises taken or made unusable bears to the entire Premises. If the unusability is temporary, the rental abatement shall be apportioned from the date of taking to the date when full usability is restored. If the taking does not render any part of the Premises unusable, there shall be no abatement of Basic Rent and Additional Rent.

               18.3 For the purpose of this Article, "taking under the power of eminent domain" shall include a negotiated sale or lease and transfer of possession to a condemning authority under bona fide threat of condemnation for public use. Landlord alone shall have the right to negotiate with the condemning authority and conduct and settle all litigation connected with the condemnation. As used in this Article. the words "award or damages" shall, in the event of such sale or settlement, include the purchase or settlement price.

               18.4 Nothing shall, however, prevent Tenant from separately claiming and receiving from the condemning authority compensation for the taking of Tenant's own tangible property or the unamortized cost of the Capital Improvements, and damages for Tenant's loss of business, business interruption, goodwill or removal and relocation.

        19. INSURANCE.

               19.1 Tenant's Insurance responsibilities: Tenant shall, at its expense throughout the


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


                                                                           CIENA



Term, maintain in force public liability insurance insuring against claims for bodily injury, including death, and property damage occurring in or about the Premises and on or about the adjoining driveways and passageways, with a combined single limit of not less than One Million Dollars ($1,000.000.00) per occurrence and Two Million Dollars ($2,000,000.00) with respect to the aggregate.

                      (a) All required insurance shall be effected with an insurer licensed to do business in the State of Maryland, and all policies shall name Landlord and Managing Agent as additional insureds and Tenant as the insured, as their respective interests may appear. Each of these policies shall provide that notwithstanding any act or negligence of Tenant which might otherwise result in its forfeiture, the policy shall not be canceled without at least fifteen (15) days written notice to each additional insured.

                      (b) Prior to Tenant's entering the Premises for the purposes described in Section 7.3, and thereafter not less than thirty (30) days prior to the expiration dates of expiring policies, the originals or certificates of each policy and endorsement shall be delivered to Landlord, together with satisfactory proof of the payment of the premiums.

                      (c) Landlord has no insurable interest in Tenant's personal property and, therefore, Tenant shall be solely responsible for maintenance of any and all casualty insurance protection for such personalty.

               19.2 Landlord's Insurance Responsibilities. During the construction of the initial Tenant improvements and throughout the Lease Term, Landlord shall carry, or cause others to carry, policies of worker's compensation, general liability and builder's risk or casualty insurance covering occurrences at the Premises in commercially reasonable amounts or in such other amounts as may be required by Landlord's lender, if any, from time to time but, as to general liability, in at least a combined single limit of not less than One Million Dollars ($1,000,000). Tenant shall be named as an additional insured on the liability, builder's risk and casualty insurance policies carried by Landlord. Within ten (10) days after this Lease is fully executed, and thereafter not less than thirty (30) days prior to the expiration dates of expiring policies, the originals or certificates of each policy and endorsement shall be delivered to Tenant, together with satisfactory proof of the payment of the premiums.

               19.3 Actions by Tenant.

                      (a) Compliance with Insurance Requirements: Tenant shall comply with all orders, rules, regulations, and requirements of any insurance company which may at any time have in force any policy of fire, public liability, or other insurance applicable to the Premises or the Building.



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                                                                           CIENA



                      (b) Increase in Insurance Premiums: Tenant shall not do, or permit anything to be done in the Premises which will, in any way invalidate or conflict with the fire insurance policies on the Real Property; obstruct or interfere with the good order of the Building and the other tenants. Tenant agrees that any increase in fire or other insurance premiums on the Real Property and/or the contents thereof caused by the use or occupancy of Tenant shall be Tenant's sole responsibility, payable as Additional Rent

                      (c) Landlord's Right to Terminate Lease: If any act or conduct of Tenant in the operation of its business in a manner different from that now being conducted by Tenant results in the inability of Landlord to insure the Premises, Landlord shall have the option of terminating this Lease upon thirty (30) days prior written notice unless Tenant remedies such offensive act or conduct within such time period. If Landlord elects not to terminate this Lease, Landlord may take any available legal action to enjoin Tenant from continuing such acts or conduct. Landlord represents that Tenant's use of the Premises as described in Section 6 hereof will not violate existing insurance policies, and shall not cause an increase in the premium or a cancellation of existing insurance policies.

               19.4 Subrogation and Waiver. Landlord and Tenant hereby mutually waive all claims for recovery from the other or its agents, employees, officers, partners, affiliates, and any other person or entities occupying the Premises, including subtenants provided such subtenants waive their right of subrogation against Landlord, for any loss or damage to any of Landlord's property or Tenant's property insured under valid and collectible insurance policies to the extent of any recovery for loss insured thereunder or required by the terms of this Lease to be insured hereunder and, to that end, the parties agree to a mutual subrogation clause to be inserted or endorsed on each policy setting forth that the insurance shall not be invalidated in the event that the insured should waive in writing prior to any loss, any or all right of recovery against the other party for any such loss

               Notwithstanding anything set forth above, Landlord or Tenant, as the case may be, (the ensured") shall have the right to recover from the other the amount of the deductible on the Insured's policies for any damage or destruction to the Building caused by the fault, negligence, omission, or other misconduct of the other, its agents, employees, licensees, invitees, or visitors, provided, however, if such deductible increases after the Commencement Date, Landlord or Tenant, as the case may be, shall only be liable to pay the increased deductible to the extent that it is equal to that of similar insurance policies customarily carried by property owners and tenants, as the case may be, of similar facilities in the greater Columbia, Maryland area, but in no event shall such deductible amount increase in any year by more than twenty percent (20%) of the preceding year's deductible. Prior to the Commencement Date, the parties shall advise the other of the amount of such deductible.

               19.5 Mutual Indemnification. Landlord and Tenant agree that each will


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


                                                                           CIENA



indemnify and hold harmless the other from any and all claims for liability of any nature arising from any use, occupancy, construction, repairs, or other work or activity done in, or about the Premises during the Term. or from any condition of the Premises during the Term, or from any occurrence whatever in, on or about the Premises during the Term, including all reasonable costs, expenses and counsel fees in connection with any claim, to the extent such claims arise from the negligence or willful misconduct of the indemnifying party, or of its agents, servants, or employees or by such party's breach of the provisions of this Lease. This mutual indemnification shall survive the termination or expiration of this Lease.

        20.    TENANT'S DEFAULT.

               20.1 Tenant shall be considered in default of this Lease upon the happening of any one of the following:

                      (a) Failure to pay in full within five days after notice, any and all Monthly installments of Basic Rent, Additional Rent or any other sum required by the terms of this Lease, provided, however, that no notice shall be required to be given to Tenant (but the aforesaid five-day grace period shall continue to apply after the due dates of the payment in question) if Landlord has given such notice to Tenant two (2) times in the preceding twelve months;

                      (b) Violation of or failure to perform any term, covenant or condition of this Lease, which violation or failure is not a safety threat to the Building and is not cured promptly but in no case more than thirty (30) days after written notice to Tenant; except that in the event Tenant is unable to complete the cure within the thirty (30) day period, the cure period shall be extended if Tenant has commenced the cure within said thirty (30) days and thereafter diligently prosecutes such cure to completion .

                      (c) The commencement of an action or proceeding under any section or chapter of the Federal Bankruptcy Act or under any similar law or statute of the United States or any state, or the adjudication of Tenant as a bankrupt or insolvent by any court of competent jurisdiction; the appointment of a receiver or trustee for all or substantially all of the assets of Tenant; or the making of any assignment for the benefit of creditors by Tenant or if Tenant admits in writing its inability to pay its debts generally as they come due or files Articles of Dissolution with the appropriate authority of the place of its incorporation unless, as to an involuntary proceeding, same is not dismissed or vacated within ninety (90) days thereafter;

                      (d) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease which is not dismissed or vacated within ninety (90) days;

                      (e) The holding of possession of the Premises after the termination of this

                                                                           CIENA



Lease without Landlord's written consent;

                      (f) The suspension of business by Tenant except if Tenant continues to pay in full when due, any and all monthly installments of Basic Rent, Additional Rent or any sum required by the terms of this Lease and fully performs all other obligations required of it under this Lease within any applicable cure periods;

                      (g) The abandonment of the Premises by Tenant unless prior notice is given to Landlord and all Basic Rent and Additional Rent is kept current and Tenant fully performs all other obligations required of it under this Lease and the Building temperature is maintained at least 50(degree)F during any period of cold weather; or

                      (h) The encumbrance of the Premises, or any part thereof, by any mechanics' or materialmen's lien and/or any ether lien or encumbrance, resulting from any act, matter or thing done or suffered to be done by Tenant which is not bonded or discharged within thirty (30) days after notice to Tenant of such lien or encumbrances

               20.2 Upon the occurrence of any event of default, Landlord shall, without any notice or demand, in addition to, and not in limitation of, any other remedy permitted by law or this Lease, have the option to do any one or more of the following:

                      (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. Should Tenant fail to surrender the Premises, Landlord may, without notice and without prejudice to any other remedy available, re-enter and take possession of the Premises and remove Tenant or anyone occupying the Premises and all property from the Premises, which property may be removed and stored, for the account of, and at the expense and risk of Tenant. Tenant waives all claims for damages which may be caused by Landlord's reentry and taking possession of the Premises or removing or storing the furniture and property as provided. Tenant shall save Landlord harmless from any loss, fees, costs or damages suffered by Landlord because of any termination and reentry. No reentry shall be considered or construed to be an illegal forcible entry.

                      (b) Without terminating this Lease, declare to be due and payable immediately, the entire amount of all Basic Rent which would have become due and payable during the remainder of the Term of this Lease, said amount to be discounted at the discount rate then in effect at the Federal Reserve Bank in Baltimore, in which event Tenant agrees to pay the same to Landlord immediately. This payment shall constitute payment in advance of the Basic Rent stipulated for the remainder of the Term. Acceptance by Landlord of the payment of Basic Rent shall not constitute a cure or waiver of any then existing default or any subsequent default.

                      (c) Enter upon and take possession of the Premises, without terminating this

                                                                           CIENA



Lease and without being liable to prosecution or any claims for damages. Landlord may then relet all or any portion of the Premises upon any terms and conditions as Landlord, in its sole discretion, may deem advisable. In the event of any reletting, rentals received by Landlord from reletting shall be applied: first, to the payment of any indebtedness including costs of collection and recovery, other than Basic Rent and Additional Rent, due from Tenant to Landlord; second, to the payment of the Basic Rent and Additional Rent due and unpaid; third, to the payment of cost of any repairs to the Premises; and the residue, if any, shall be held by Landlord and applied in payment of future Basic Rent and Additional Rent as the same may become due and payable. Should rentals received from reletting during any month be less than the Basic Rent required to be paid by Tenant herein, then Tenant shall immediately pay any deficiency to Landlord. Deficiencies shall be calculated and paid monthly. Notwithstanding any reletting without termination Landlord may at any time elect to terminate this Lease for any previous breach or act of default. Should Landlord at any time terminate this Lease for any breach or act of default, in addition to any other remedy it may have, Landlord may recover from Tenant all damages it may incur by reason of any breach or act of default. Landlord's recovery shall include the cost of recovering the Premises, legal fees, and the worth, at the time of termination, of the excess, if any, of the amount of Basic Rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Premises, based on Landlord's rental rate for comparable space, for the remainder of the stated Term.

               20.3 if Tenant holds possession of the Premises after the termination of this Lease without Landlord's written consent, Tenant shall become a tenant from month to month at double the Basic Rent which was due for the last lease year of the Term and upon all other terms herein specified and shall continue to be such tenant from month to month until such tenancy shall be terminated by either party giving the other a written notice of at least thirty
(30) days of its intention to terminate such tenancy. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession of the Premises by Tenant after termination of this Lease. Upon the termination of this Lease, Landlord shall be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by tenants, that may now or hereafter be in force.

               20.4 All remedies available to Landlord under this Lease and at law and in equity shall be cumulative and concurrent. No termination of this Lease, taking or recovering possession of the Premises, nor acceptance of any Monthly Installment of Basic Rent or Additional Rent by Landlord with knowledge of the breach of any covenant or condition, shall act as a waiver of the breach or deprive Landlord of any remedies or actions against Tenant for Basic Rent or Additional Rent, for charges, or for damages for the breach of any covenant or condition, nor shall the bringing of any action for Basic Rent or Additional Rent, charges or damages for breach, be construed as a waiver or release of the right to insist upon the forfeiture and to obtain possession of the Premises.



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                                                                           CIENA



              20.6 Tenant shall be considered in "Habitual Default" of this Lease upon Tenant's failure, on three or more occasions during any lease year, to pay, when due following any applicable notice or cure period, any Monthly Installment of Basic Rent, Additional Rent or any other sum required by the terms of this Lease. Upon the occurrence of any event of Habitual Default, Tenant shall immediately be deemed to have released any and all options or rights granted, or to be granted, to Tenant under the terms of this Lease (including, without limitation, rights of renewal, rights to terminate, or rights of first refusal).

        21. WAIVER OF REDEMPTION. Tenant hereby expressly waives (to the extent legally permissible) for itself and all persons claiming by, through or under it, any right of redemption or right for the restoration of the operation of this Lease under any present or future law in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Premises as provided in this Lease. Tenant understands that the Premises are leased exclusively for business, commercial, and mercantile purposes and, therefore, shall not be redeemable under any provision of law.

        22. ASSIGNMENT OF LANDLORD'S INTEREST. Landlord shall have the right to assign this Lease to another entity. In the event of an assignment, Tenant agrees to recognize the assignee as Landlord and shall execute, upon Landlord s request, an instrument certifying the existence and good standing of this Lease and any agreement or modification of this Lease documenting the assignment, including endorsement of applicable insurance policies.

            Tenant shall, after notice of assignment, pay all Basic Rent subsequently coming due to assignee and give all required notices under this Lease, both to Landlord and the assignee. Tenant shall also have all required policies of insurance endorsed so as to protect the assignee's interest as it may appear and deliver the policies or certificates to the assignee.

        23. A. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant fails to perform any covenant or duty required of it by this Lease or by law, Landlord shall have the right, but not the duty, to perform these obligations after notice and the expiration of any applicable cure period. Any performance by Landlord under this Article will be undertaken solely at the option of Landlord and at the sole cost and expense of Tenant. Tenant will pay Landlord all costs incurred by Landlord in performing Tenant's obligations, plus Landlord's reasonable supervisory fee, as Additional Rent.

            B. TENANT'S RIGHT TO PERFORM LANDLORD'S COVENANTS. In addition to all other remedies available at law, Tenant shall have the right after providing fifteen (15) days prior written notice to Landlord (which period may be extended for whatever period of time is reasonably required if such default cannot be reasonably cured within fifteen (15) days so long as Landlord commences such cure within said fifteen-day period and thereafter diligently prosecutes such cure until completion), to cure a default of Landlord in which event Landlord


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


                                                                          CIENA



shall be liable to Tenant for all reasonable costs and expenses incurred by Tenant in curing such default; provided, however, in no event shall Tenant be entitled to deduct the costs and expenses of curing such default from any amounts payable by Tenant pursuant to the terms of the Lease, including all Basic Rent and Additional Rent.

        24. WAIVER OF BREACH. The failure of either party to insist upon a strict performance of any of the Lease terms, conditions, or covenants shall neither be deemed a waiver of any rights or remedies that such party may have nor be deemed a waiver of any subsequent breach or default. This instrument may not be changed, modified, or discharged orally.

        25. NOTICE. All notices to Tenant under this Lease shall be conclusively presumed to have been delivered (a) when actually delivered to the Premises, with a signed receipt acknowledging delivery or (b) by courier service, service fees prepaid, with a signed receipt acknowledging delivery addressed to Tenant,
Attention: Chief Financial Officer, at the Premises or at Tenant's Address or to any other address Tenant may from time to time designate with a copy to Mitchell Berg, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064. All notices to Landlord shall be conclusively presumed to have been delivered when actually delivered to Landlord at Landlord's Address, Attention: Landlord's Representative with a signed receipt acknowledging delivery, or to any other place as Landlord may from time to time designate with a copy to Ann Clary Gordon, Esquire, Shapiro and Olander, 20th Floor, 36 South Charles Street, Baltimore, Maryland 21201.

        26. SEVERABILITY. Each and every term of this Lease is, and shall be construed to be, a separate and independent covenant and shall not be construed to be dependent on any other provision of this Lease unless expressly provided. If any term of this Lease shall, to any extent, be declared invalid or unenforceable, the remainder of this Lease shall not be affected.

        27. LIMITED PERSONAL LIABILITY. The term "Landlord" as used in this Lease means only the owner, the mortgagee, or the trustee or the beneficiary under a deed of trust, as the case may be, for the time being, of the Building (or the owner of a lease of the Building). so that in the event of any transfer of title to the Building (or an assignment or sublease of a lease of the Building), the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter accruing. Landlord is a limited partnership, and no partner, general or limited, of said partnership, as it may now or hereafter be constituted, shall have any personal liability to Tenant and/or any person or entity claiming under, by or through Tenant upon any action, claim, suit or demand brought under or pursuant to the terms and conditions of this Lease and/or arising out of the use or occupancy by Tenant of the Premises, and, as to Landlord, recourse shall be limited to Landlord's interest in the Real Property or to refinancing or sales proceeds received by Landlord after notice from Tenant of any failure by Landlord to perform its obligations hereunder within any applicable cure period.

                                                                          CIENA



        28.    ENVIRONMENTAL ASSURANCES.

               28.1 Landlord's Representations and Indemnification. Landlord represents to Tenant that, to Landlord's actual knowledge, neither Landlord nor the previous tenant of the Building has generated, stored, transported, treated or disposed of, or will generate, store, transport, treat or dispose of Hazardous Substances (as defined by federal or state laws) at, to or from the Premises, except for quantities of Hazardous Substances not in excess of reportable guidelines therefor. Landlord has delivered to Tenant a recent Phase I audit of the Premises (the "Audit"). Landlord agrees to indemnify and defend Tenant (with legal counsel reasonably acceptable to Tenant) from and against any costs, fees or expenses incurred by Tenant in connection with any asbestos and asbestos containing material in the Leased Premises. This indemnification by Landlord will remain in effect after the termination or expiration of this Lease.

               28.2 Tenant's Covenants. Tenant covenants with Landlord:

                      (1) that it shall not Generate Hazardous Substances except for quantities not in excess of reportable guidelines therefor at, to or from the Premises unless the same is specifically approved in advance by Landlord in writing;

                      (2) in using and occupying the Premises or suffering or permitting the Premises to be used or occupied, to comply with all obligations imposed by applicable law, and regulations promulgated thereunder, and all other restrictions and regulations upon the Generation of Hazardous Substances at, to or from the Premises;

                      (3) to deliver promptly to Landlord true and complete copies of all notices received by Tenant from any governmental authority with respect to the Generation by Tenant of Hazardous Substances (whether or not at, to or from the Premises);

                      (4) to complete fully, truthfully and promptly any questionnaires sent by Landlord with respect to Tenant's use of the Premises and Generation of Hazardous Substances;

                      (5) to permit entry onto the Premises in accordance with
Section 10 above by Landlord or Landlord's representatives at any reasonable time upon reasonable prior notice of at least one (I) business day (or at least three (3) business days if access to any laboratory space is required) which notice may be verbal, to verify and monitor Tenant's compliance with its representations, warranties and covenants set forth in this Section; and

                      (6) to pay to Landlord, as additional rent, the costs incurred by Landlord hereunder, including the costs of such monitoring and verification provided, however, that the

                                                                           CIENA



costs of such monitoring and verification shall not exceed $1000.00 in any twelve month period, unless Landlord has reasonable cause to be believe Tenant may not be complying with its obligations under this Section 28.2.

               28.3 Indemnification. Tenant agrees to indemnify and defend Landlord (with legal counsel reasonably acceptable to Landlord) from and against any costs, fees or expenses (including, without limitation, environmental assessment, investigation and environmental remediation expenses, third party claims and environmental impairment expenses and reasonable attorneys' fees and expenses) incurred by Landlord in connection with Tenant's Generation of Hazardous Substances at, to or from the Premises or in connection with Tenant's failure to comply with its representations, warranties and covenants set forth in this Section. This indemnification by Tenant shall survive the termination or expiration of this Lease.

               28.4 Definitions. The term "Hazardous Substance" means (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) any "oil, petroleum products, and their by-products" as defined by the Maryland Environment Code Ann. Section 4411(3)(i), as amended from time to time, and regulations promulgated thereunder; (iv) any "controlled hazardous substance" or "hazardous substance" as defined by the Maryland Environment Code Ann., Title 7, subtitle 2, as amended from time to time, and regulations promulgated thereunder; (v) any "infectious waste" as defined by the Maryland Environment Code Ann. Section 9-227, as amended from time to time, and regulations promulgated thereunder;
(vi) any substance the presence of which on the Real Property is prohibited, regulated or restricted by any law or regulation similar to those set forth in this definition; and (vii) any other substance which by law or regulation requires special handling in its Generation. The term "To Generate" means to use, collect, generate, store, transport, treat or dispose of.

               28.5 Lien Notice. Tenant shall promptly notify Landlord as to any liens threatened or attached against the Premises or the Real Property pursuant to any Environmental Law which are a result, direct or indirect, of Tenant's use or storage of Hazardous Substances. If such a lien is filed against the Premises or the Real Property, Tenant shall, within fifteen (15) days from the date that the lien is placed, and in any event prior to the date any governmental authority commences proceedings to sell the Real Property pursuant to the lien, either: (a) pay the claim and remove the lien; or (b) furnish either (i) a bond or cash deposit reasonably satisfactory to Landlord and Landlord's title insurance company in an amount not less than the claim out of which the lien arises, or (ii) other security satisfactory to the Landlord and to any superior mortgagee in an amount not less than that which is sufficient to discharge the claim out of which the lien arises.

                                                                           CIENA



               28.6 in the event this Lease is terminated, canceled or surrendered for any reason whatsoever, Tenant shall deliver the Premises to Landlord free of any and all Hazardous Substances other than as may have been noted in the Audit or as is caused by persons other than Tenant, its agents, employees or invitees ("Third Parties") so that the Premises shall be returned to Landlord in the same condition as when delivered to Tenant. The reasonable costs of Tenant's proving such causal connection, which costs must be mutually agreed to by the parties prior to their being incurred, shall be borne by Landlord if such investigation shows such Hazardous Substances to have been caused by Third Parties. Any claim that Tenant has violated the provisions of this Section 28.6 shall be made within the applicable statute of limitations. If such claim is more than two (2) years after termination of this Lease, Landlord shall initially bear the burden of proof and the costs incurred in determining whether Tenant has violated these provisions, provided, however, if Landlord proves Tenant's violation, Landlord shall be entitled to recover from Tenant all such costs and any other damages resulting therefrom.

        29. COMMISSIONS. Tenant represents that Tenant has dealt directly with, and only with, the Broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commissions in connection with it. Tenant and Landlord each shall hold the other harmless from and indemnify the other for any costs incurred by the other arising out of any other broker's claim that such other broker has assisted such person with respect to this Lease. Landlord shall pay all commissions due to the aforesaid Broker in accordance with their separate agreement.

        30. ATTORNEY'S FEES: in the event that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights or remedies in and under this Lease, the prevailing party, whether in court or by way of out-of-court settlement, shall be entitled to recover from the nonprevailing party or parties such prevailing party's attorneys' fees, court costs, expert witness fees and/or other expenses relating to such controversy, including attorneys' fees, court cost and/or expenses on appeal, if any.

        31. TIME. Time is of the essence of this Lease with respect to Tenant's monetary obligations subject to any applicable notice and grace period.

        32. ZONING. Landlord represents that, as of the date hereof, Landlord has not received from any state or local governmental authority any notice that the Building is in violation of any applicable state or local building and zoning codes. Landlord assumes no responsibility for current zoning requirements or for future changes in zoning classifications of the Real Property.

        33. LIMITED WAIVER OF JURY TRIAL. Landlord and Tenant desire a prompt resolution of any litigation between them with respect to this Lease. To that end, Landlord and Tenant waive trial by jury in any action, suit, proceeding and/or counterclaim brought by either

                                                                           CIENA



against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, any claim of injury or damage and/or any statutory remedy. This waiver is knowingly, intentionally and voluntarily made by the parties. Each acknowledges that neither the other nor any person acting on behalf of the other has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect.

               Each further acknowledges that it has been represented (or has the opportunity to be represented) in the signing of this Lease and the making of this waiver by independent counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel. Each further acknowledges that it has read and understands the meaning and ramifications of this waiver of jury trial.

        34. ARBITRATION. Notwithstanding the foregoing, any controversy or claim arising out of or relating to the "reasonableness" of an act or an expense, or the propriety of including an expense within Common Area Expenses or Additional Services Expenses shall be settled by arbitration if the parties are not able to resolve the issue after at least thirty (30) days good faith negotiation. The arbitrator will be an independent arbitrator selected by the two individuals appointed by the parties (one appointed by Landlord and the other appointed by Tenant) within ten (10) days after the need therefor arises. Such individuals shall name the arbitrator within fifteen (15) days after their appointment by the parties. The arbitration shall be conducted promptly after the arbitrator's appointment and in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof and shall, in any event, be final and binding upon the parties. The cost thereof shall be borne in accordance with the decision of the arbitrator

        35. MISCELLANEOUS.

                      (a) As used in this Lease, and where the context requires:
(1) the masculine shall be deemed to include the feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

                      (b) This Lease was made in the State of Maryland and shall be governed by and construed in all respects in accordance with the laws of the State of Maryland.

                      (c) Tenant covenants and agrees that it shall not inscribe, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other pan of the interior or exterior of the Building which is visible from the exterior or is permanently attached, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed provided same complies with the requirements of the

                                                                           CIENA



Howard Research and Development Corporation ("HRD"). if such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the reasonable and customary cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand.

                      (d) Except as approved by HRD and Landlord in connection with the initial Tenant improvements, Tenant covenants and agrees that it shall not attach or place awnings, antennas or other projections to the outside walls or any exterior portion of the Building, without Landlord's consent, which consent shall not be unreasonably withheld or delayed provided same complies with the requirements of HRD. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises which is visible from the exterior. without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed provided same complies with the requirements of HRD.

                      (e) Tenant further covenants and agrees that it shall not pile or place or permit to be placed any goods on the sidewalks or parking lots in the front, rear or sides of the Building or in a place which in any manner blocks said sidewalks, parking lots and loading areas and/or not to do anything that directly or indirectly will take away any of the rights of ingress or egress or of light from any other tenant of Landlord on the Real Property.

                      (f) Tenant, Tenant's servants, agents, invitees, employees and/or licensees shall not park on, store on, or otherwise utilize any parking or loading areas on the Real Property, except as shown on "Exhibit A" in accordance with such rules and regulations as Landlord may from time to time promulgate with respect thereto, subject to the restrictions on such rules and regulations as are referenced in Section 8.2 hereof.

                      (g) Except as otherwise specifically provided in this Lease, no abatement, refund, offset, counter-claim, recoupment, diminution or any reduction of rent, charges or other compensation shall be claimed by or allowed to Tenant, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to the Building or the Premises, by virtue or because of any present or future governmental laws, ordinances, or for any other cause or reason

                      (h) All plats, exhibits, riders or other attachments to this Lease shall be deemed a part hereof and incorporated by reference herein.

                      (i) This Lease and the Cover Letter of even date herewith contain the entire agreement among the parties regarding the subject matter of this Lease. There are no promises, agreements. conditions, undertakings, warranties or representations, oral or written, express or implied, among them, relating to this subject matter, other than as herein set forth. This Lease

                                                                           CIENA



is intended by the parties to be an integration of all prior or contemporaneous promises, agreements, conditions, negotiations and undertakings between them. This Lease may not be modified orally or in any other manner than by an agreement in writing signed by all the parties or their respective successors in interest. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                      (j) This Lease shall be effective only when fully executed by Landlord and delivered to Tenant.

                      (k) if at any time, any lienholder or other party which has a right to require Landlord to do so, requires the recordation of this Lease, Tenant will execute such acknowledgements as may be necessary to effect such recordation. If Landlord requires, or is required, to record this Lease, it will pay all recording fees, transfer taxes and/or documentary stamp taxes payable in connection with the recordation. If Tenant is required to record this Lease, it will make all such payments. Tenant will not record this Lease or a memorandum thereof without Landlord's prior consent, except as may be allowed or required in connection with the matters allowed under Section 7.5 above.

                      (l) In the event that either party to this Lease is delayed, hindered or prevented, by reason of strikes, lock-outs, labor troubles, inability to produce materials, delays in transportation, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, fire or other casualties, acts of God, rain or other weather conditions or any other reason (excluding lack of funds) not reasonably within the control of the party so delayed, hindered or prevented, from performing work or doing any act required under the terms of this Lease, then performance of such act will be excused for the period of the delay, and the period of the performance of any such act will be extended for a period equal to the period of such delay but in no event more than ninety (90) days beyond any time period stated herein. The occurrence of any event described in this subsection will not operate to excuse Tenant from prompt payments of Basic Rent, Additional Rent or any other payments required by this Lease, nor shall it reduce any rental abatement period granted Tenant hereunder, or affect Tenant's right to terminate under Section 2.1 above.

        36. TENANT'S AUTHORITY. Tenant warrants to Landlord that Tenant is a corporation organized and validly existing in good standing under the laws of the State of Delaware and qualified to transact business in the State of Maryland. In addition, Tenant warrants to Landlord that this Lease has been properly authorized and executed by Tenant and is binding upon Tenant in accordance with its terms. Tenant's resident agent's name and address in the State of Maryland are Dr. Patrick Nettles, 1340-C Ashton Road, Hanover, Maryland 21076. Tenant agrees to notify Landlord in writing of any change with respect to its resident agent.

        37. LANDLORD'S AUTHORITY. Landlord warrants to Tenant that Landlord is a

                                                                           CIENA



limited partnership organized and validly existing in good standing under the laws of the State of Maryland. In addition, Landlord warrants to Tenant that this Lease has been properly authorized and executed by Landlord and is binding upon Landlord in accordance with its terms. Landlord's resident agent's name and address in the State of Maryland is C. Patrick Creaney, c/o Creaney & Smith, 2200 Broening Highway Suite 110, Baltimore, Maryland 21224. Landlord agrees to notify Tenant in writing of any change with respect to its resident agent.

        38. LENDER'S APPROVAL. This Lease is specifically contingent upon the approval of its terms by Landlord's mortgagees (collectively, the "Lender"). Tenant agrees to execute and deliver to Landlord an amendment to this Lease incorporating such modifications of, and additions to, the terms and provisions of this Lease as Lender shall require. Notwithstanding the foregoing, Tenant shall not be required to execute any such amendment which shall adversely affect Tenant's rights hereunder. If Landlord has not been able to obtain the Lender's consent and the non-disturbance agreement referenced in Section 11 above within 45 days after the date this Lease is fully executed, Tenant shall have the right as its sole remedy hereunder, to terminate this Lease provided it gives notice of such election to Landlord with five (5) days thereafter. If Tenant elects to terminate the Lease in such event Landlord shall promptly remit to Tenant any amounts paid by Tenant to Landlord pursuant to Section 6D of the Cover Letter above $15 000.00.

        39. EXPANSION. Landlord and Tenant contemplate the need to expand the Building in the future and therefore agree to use reasonable efforts to effect an expansion as generally shown on Exhibit F attached hereto (the "Expansion"). If any additional parking is reasonably required to accommodate the Expansion, Landlord shall attempt to obtain land therefor, on a commercially reasonable basis, by purchasing or leasing a portion of Lot B adjoining the Premises which Lot B is not now owned or leased by Landlord or Tenant.

        IN WITNESS WHEREOF, the Landlord has caused its seal to be affixed and its proper and duly authorized officers or partners to affix their signatures, and Tenant has caused its seal to be affixed and its proper and duly authorized officers or partners to affix their signatures, the day and year first written above.

WITNESS:                     LANDLORD

                             C&S Corridor-32 Limited Partnership
                             Creaney & Smith Properties, Inc.
                             Managing Agent


                             By: /s/ C. P. CREANEY
                                ------------------------------------
                             Name: C. P. Creaney
                                  -------------------------------------
                             Title:  President
                                    -----------------------------------

                                                                           CIENA



ATTEST/WITNESS:                             TENANT:

                                CIENA CORPORATION


William F. Grimes                     By: /s/ JOSEPH R. CHINNICI       (SEAL)
--------------------------------         ------------------------------
                                      Name: Joseph R. Chinnici
                                           ----------------------------------
                                      Title: Vice President & Chief
                                           ----------------------------------
                                               Financial Officer
                                           ----------------------------------
LANDLORD'S ACKNOWLEDGEMENT

STATE OF MARYLAND COUNTY (CITY) OF Baltimore, TO WIT:

        I HEREBY CERTIFY that on this 15th day of December, 1995 before me, the subscriber, a Notary Public of the State aforesaid, Baltimore County (City), duly commissioned and qualified, personally appeared C. Patrick Creaney, who acknowledged himself to be an authorized general partner of C&S Corridor-32 Limited Partnership, a Maryland limited partnership, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing, in my presence, the name of said limited partnership by himself as such partner.

        WITNESS my hand and Notarial Seal.

                                  /s/ KATHLEEN A. SHIVELY
                                  --------------------------------------
                                   Kathleen A. Shively
                                   Notary Public

My Commission expires: January 6, 1998
                      --------------------


TENANT'S ACKNOWLEDGEMENT

STATE OF MARYLAND, COUNTY (CITY) OF Anne Arundel, TO WIT:

        I HEREBY CERTIFY that on this 5th day of October, 1995 before me, the subscriber, a Notary Public of the State aforesaid, Anne Arundel County (City), duly commissioned and qualified personally appeared
Joseph R. Chinnici who acknowledged himself to be the Vice President, Chief Financial Officer of CIENA Corporation, a Delaware corporation, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing, in my presence, the name of said corporation by himself as such officer.

        WITNESS my hand and Notarial Seal.





                                                                           CIENA


                                              /s/ Wanda B. Nace
                                              ----------------------------------
                                              Notary Public

My Commission expires: April 22, 1997
                      -------------------

                                                                           CIENA



                                              ----------------------------------
                                              Notary Public

My Commission expires:
                      -------------------

                                   RIDER NO. 1

                                 Renewal Option

                            Rider to Section 2 (Term)

        Provided (i) this Lease is then in full force and effect, (ii) Tenant is not in default following any applicable cure period respecting any provision or condition of this Lease either on the date Tenant elects to renew or on the date the renewal term commences, and, (iii) Tenant has not been in "Habitual Default" during the original term of this Lease, then Tenant shall have the right to renew this Lease for one (1) renewal term (the "Renewal Term") of five (5) years immediately following the expiration of the original term on the same terms, conditions, and provisions as are set forth in this Lease with the same force and effect as though this Lease had originally provided for an eleven (11) year term, save that:

                      (i) there shall be no further right of renewal, after the renewal term, and

                      (ii) the Basic Rent payable with respect to the Premises shall be adjusted by increasing the Basic Rent as follows:

                                                                         Monthly
                                                                       Installment
                                       Rate Per          Gross           of Basic         Period
                      Period          Square Ft.       Square Ft.          Rent            Total
                      ------          ----------       ----------          ----            -----
     Months            73-84            $9.37            50,550         $39,467.38      $473,608.50
     Months            85-96            $9.44            50,550         $39,750.13      $477,001.50
     Months           97-108            $9.44            50,550         $39,750.13      $477,001.50
     Months           109-120           $9.84            50,550         $41,433.63      $497,203.50
     Months           121-132           $9.98            50,550         $42,036.66      $504,439.95

        Tenant shall be deemed to have waived the right to exercise this renewal option unless not less than 270 days prior to the date of termination of the original term, Tenant shall have notified Landlord in writing of Tenant's election to renew (the "Renewal Notice"). Time is of the essence with respect to Tenant's exercise of its rights under this Rider and Tenant acknowledges that Landlord requires strict adherence to the requirement that the Renewal Notice be timely made and in writing.

                                   Rider No. 2

                                   Exclusions
                             Rider to Subsection 3.4

        Notwithstanding anything to the contrary contained in this Lease, Common Area Expenses shall not include any of the followings

        (a) Franchise, estate, gift, mortgage, gains, transfer, unincorporated-business, commercial rent or income taxes imposed upon Landlord;

        (b) Salaries and benefits of personnel above the grade of property manager;

        (c) Any sum paid to any entity affiliated with Landlord which is in excess of the amount that would have been payable in the absence of such affiliation with Landlord:

        (d) Attorney's fees and disbursements and other costs in connection with
(i) any judgment, settlement or arbitration resulting from any tort liability on the part of Landlord and the amount of such settlement or judgment or (ii) any bankruptcy or similar proceeding:

        (e) Arbitration expenses to the extent such expenses are unrelated to the operation, repair, cleaning, maintenance, management, security or ownership of the Project;

        (f) Costs incurred by Landlord due to Landlord's failure to comply with the provisions of leases with other tenants in the Project or any other contract or agreement pertaining to the Project;

        (g) Any expense included in Taxes as that term is defined in Subsection 3.4;

        (h)    Dues paid to any trade associations or similar expenses;

        (i) Any expense included in Additional Services Expenses as that term is defined in Section 3.4

        (j)    Any costs which are subsequently rebated or credited to Landlord;

        (k) Costs of removing hazardous substances including asbestos containing material to the extent caused by Landlord or its agents, employees or representatives;

        (l) The costs of capital improvements, other than the cost of replacing any heat exchangers which shall be equally shared between Landlord and Tenant, and other than Capital Government Compliance Costs as defined in Section 8.1 of the Lease;

        (m) Marketing, promotion and advertising expenses in connection with the leasing of space in the Building;

        (n) All costs associated with Landlord's financing of the Real Property;

        (o) Costs paid under any other provision of this Lease which, if included within Common Area Expenses, would result in Tenant's paying twice for the same expense; and

        (p) Any Real Estate Taxes or interest, fines, penalties or other late payment charges paid by Landlord thereon, provided Tenant has performed timely its obligations to pay all increases in such Real Estate Taxes as defined in Subsection 3.4 (the same being payable in accordance with Subsection 3.5(a)).